EXHIBIT 13.1 – CERTIFICATION OF CEO AND CFO PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Medicure Inc. (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 20-F for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Form 20-F”), that, to the best of his knowledge:

(1)	the Form 20-F fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2025	/s/ Albert D. Friesen
Albert D. Friesen Ph D., Chief Executive Officer
(Principal Executive Officer)

Date: April 25, 2025	/s/ Haaris Uddin
Haaris Uddin, Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.